------------------------------------

                              EMPLOYMENT AGREEMENT

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                            EFFECTIVE: April __, 2005

                                 by and between

                                (1) CATCHER, INC.

                                     - and -

                                 (2) JOHN SUTTON

                  THIS EMPLOYMENT AGREEMENT (this "Agreement") is executed this __ day of April, 2005 by and between Catcher, Inc., a Delaware corporation with principal offices at 1165 Via Vera Cruz, San Marcos, CA 92069 ("Catcher" or the "Company") and John Sutton, an individual residing at __________________________________ (the "Employee"). The Company and the
Employee are sometimes referred to herein as the "Parties."

                  WHEREAS, the Company is contemplating, among other transactions and events, a private placement of its equity securities to certain private investors (the "Private Investment") followed immediately by an acquisition of all of the capital stock of the Company by a public "shell" corporation ("Pubco") pursuant to which the capital stock of the Company shall be exchanged for the capital stock of Pubco (the "Public Transaction" and together with the Private Investment, the "Transactions"); and

                  WHEREAS, the Company desires to employ Employee and Employee desires to be employed upon the terms and subject to the conditions of this Agreement.

                  NOW THEREFORE, for good and valuable consideration given by each party hereto to the other, the receipt and sufficiency of which is hereby acknowledged, the Parties agree that the Company shall employ the Employee and the Employee shall be employed by the Company upon the following terms and conditions:

         1.       COMMENCEMENT AND TERM; CONDITION.

                  (a) COMMENCEMENT AND TERM. This Agreement shall commence simultaneously with and effective as of the date of the consummation of the Transactions (the "Effective Date") and shall continue for a period of one (1) year (the "Initial Term"). The Initial Term shall automatically renew for additional one-year periods (each a "Renewal Term") unless sooner terminated pursuant to paragraph 4, unless a written notice of non-renewal is provided to either Party by the other no earlier than 90 days prior to the end of the Initial Term or any Renewal Term and no later than 30 days prior to the expiration of the Initial Term or any Renewal Term. The Initial Term, together with each and every Renewal Term is hereinafter referred to as the "Term."

                  (b) CONDITION. The parties to the Transactions contemplate that this Agreement shall have been executed and delivered prior to and as a condition of, the parties obligation to close the Transactions. However, no Party shall have any obligation hereunder, unless the Transactions are closed and all documents to be executed and delivered pursuant to the terms of the Transactions are executed and delivered.

         2. TITLE AND DUTIES. The title, scope of employment and the duties of the Employee shall be as follows:

                  (a) TITLE. The Employee shall serve the Company on a full-time basis with the title of Vice President Operations and shall report to the Company's President and Chief Executive Officer.

                  (b) SCOPE OF EMPLOYMENT AND DUTIES. As Vice President Engineering, the Employee (i) manage the Company's business and operations, subject to the direction and supervision of the President and Chief Executive Officer, and (ii) perform such other services in respect of the Company's business and operations as are customarily performed by a vice president, or are ancillary to any of the aforementioned duties, or may be agreed by the Employee and the Company.

                  (c) OTHER ACTIVITIES. The Employee shall devote his entire business-day attention and energies to his employment with the Company. The Employee may engage in civic, philanthropic or community service activities, so long as such activities do not interfere with the Employee's ability to comply with the terms and conditions of this Agreement and are not otherwise in conflict with the policies or interests of the Company; PROVIDED THAT, the Employee shall obtain the consent of the President and Chief Executive Officer before engaging in such activities that require time off during the normal business day.

                  (d) PRINCIPAL PLACE OF BUSINESS. The Employee shall perform his duties principally from the Company's principal offices in San Marcos, California or at such other place as the Company may designate from time to time.

         3. COMPENSATION AND BENEFITS. In full consideration for entering into this Agreement and for the Employee's services during the Term, the Employee shall receive the following compensation and benefits (together, the "Compensation"):

                  (a) BASE SALARY. The Employee shall receive a base salary computed at the rate of $150,000 per calendar year (such amount, as may be increased by the Company, shall be referred to as "Base Salary"). Base Salary shall be paid in equal installments in accordance with the Company's payroll policy. The Employee's Base Salary shall be reviewed annually by the President and Chief Executive Officer with a view to increasing the Base Salary if such increase is merited or warranted by the competitive environment and, in the discretion of the President and Chief Executive Officer, is in the best interests of the Company and its shareholders..

                  (b) BONUS. Employee shall be eligible to participate in any incentive bonus program the Company may adopt for its executive employees, provided that, the terms of any such bonus plan shall be completely within the discretion of the Board upon achievement of certain goals agreed between the Company and the President and Chief Executive Officer.

                  (c) SUBSCRIPTION. Employee shall be entitled to subscribe for shares of the Company's common stock pursuant to the terms and subject to the conditions set forth in the Subscription Agreement attached at EXHIBIT A.

                  (d) STOCK OPTIONS. Employee shall be eligible to participate in any incentive stock option plan that the Company may adopt for its executive employees, subject to the terms of such plan and the execution and delivery of such agreements and other documents required by the terms of such plan.

                  (e) EXECUTIVE BENEFITS. In addition to the remuneration described in paragraphs 3(a) through paragraph 3(d), above, and subject to paragraph 3(i), below, the Employee shall participate in all of the employee benefit plans and arrangements as may from time to time be made available by the Company to or for the Company's executive employees.

                  (f) EXPENSE REIMBURSEMENT. The Company shall reimburse the Employee for reasonable and necessary business travel and other business expenses incurred in connection with the Employee's services under this Agreement; PROVIDED THAT, such expenses are made, verified and submitted to the Company for reimbursement in accordance with Company's expense reimbursement policies.

                  (g) VACATION. Employee shall be entitled to fifteen (15) business days of vacation annually to be taken at such time or times as the Employee and the Company may agree, during which time, all of Employees compensation and benefits shall continue..

                  (h) WITHHOLDING AND SETOFF. The Company shall withhold from Compensation all federal, state and local taxes or other governmental obligations which Company is compelled to deduct by law with respect to the Employee. The Company may deduct from Compensation such other amounts which the Employee may owe the Company in connection with this Agreement or the Employee's employment; PROVIDED THAT, the Employee has explicitly authorized such deduction in writing in advance in each instance or has agreed to participate in a benefit plan requiring a contribution from the Employee.

                  (i) PLANS GOVERN. Each and every benefit described in this paragraph 3 shall be subject to the terms and conditions of the applicable plan, scheme and/or insurance document (including with respect to waiting periods and other limitations) underlying such benefit, each of which plan, scheme and/or insurance document has been made available to the Employee for inspection at the Company's principal offices. Employee hereby acknowledges that prior to the Effective Date, the Employee has had access to, and the opportunity to examine, all such plans, schemes and documents and to obtain answers to all of the Employee's questions with respect thereto. The implementation of all benefits applicable to the Employee during the Term is subject to the policies and procedures established and issued by Catcher from time to time.

         4. TERMINATION OF AGREEMENT. This Agreement shall terminate only upon the happening of any of the following termination events:

                  (a) COMPANY'S TERMINATION FOR CAUSE. The Company may terminate this Agreement and the Employee's employment hereunder solely upon (i) the Employee's conviction of a felony relating to the business of the Company, (ii) a final determination by a court of competent jurisdiction that Employee has breached a fiduciary duty to the Company, its successors or assigns, or (iii) the Employee's refusal to effect a lawful order of the President and Chief Executive Officer ("Cause").

                  (b) EMPLOYEE'S TERMINATION FOR GOOD REASON. Employee may terminate this Agreement and the Employee's employment hereunder immediately upon notice to the Company for "Good Reason." For purposes of this Agreement, the term "Good Reason" shall mean (i) the Company's material breach in the performance or non-performance of any of the Company's obligations or duties under this Agreement, PROVIDED THAT, the Company has first been advised in writing by the Employee of the material breach, and has been given a reasonable opportunity (not to exceed sixty (60) days) to cure such breach if such breach is capable of cure, (ii) the failure of the Company to make any of the payments set forth in paragraph 3, above, or (iii) the diminution of the Employee's title, reporting relationship or the responsibilities described herein.

                  (c)  EMPLOYEE'S  VOLUNTARY   RESIGNATION.   The  Employee  may
terminate this Agreement without Good Reason.

                  (d) AUTOMATIC TERMINATION UPON DEATH. This Agreement shall terminate automatically upon the death of the Employee.

         5.       RIGHTS AND DUTIES UPON TERMINATION.

                  (a) EXCLUSIVE RIGHTS. Subject to paragraph 5(b), upon termination of this Agreement and the Employee's employment hereunder, the Company shall have no further obligation or liability to the Employee under this Agreement or otherwise, EXCEPT THAT

                           (i) if the Employee  terminates  this Agreement other
than for Good Reason or the Company terminates this Agreement for Cause or the Agreement is terminated pursuant to paragraph 4(c), above, the Employee (or the Employee's estate, as the case may be) shall be entitled to receive: (a) all salary and monetary benefits to which the Employee is entitled under this Agreement up to and including the effective date of such termination; and (b) all other benefits to which the Employee is entitled as of the date of such termination under any Employee benefit plan or arrangement maintained by the Company in which the Employee participates, which benefit shall be determined and paid in accordance with this Agreement and such plans or arrangements; and

                           (ii) if the Employee  terminates  this  Agreement for
Good Reason or the Company terminates this Agreement other than for Cause, the Employee shall be entitled to receive (a) all salary and monetary benefits to which the Employee is entitled under this Agreement up to and including the effective date of such termination; (b) all other benefits to which the Employee is entitled as of the date of such termination under any Employee benefit plan or arrangement maintained by the Company in which the Employee participates, which benefit shall be determined and paid in accordance with this Agreement and such plans or arrangements; and (c) the greater of (x) Employee's Base Salary and any bonus, options or other remuneration that the Employee would have been entitled to under paragraph 3 for a period of six (6) months following the date of termination (and without regard to any requirement that the Employee remain employed to receive any such bonus, options or other remuneration) and (y) the Employee's Base Salary and any bonus, options or other remuneration that the Employee would have been entitled to for the remainder of the Term had this Agreement not been terminated.

                  (b) DAMAGE OFFSET; DEBTS. To the extent permitted by applicable law, all amounts due or to become due to the Employee under this Agreement shall be subject to offset or deduction for amounts which the Employee owes to the Company. The Employee shall immediately repay all outstanding debts or loans to the Company or any affiliated company and the Company is hereby authorized to deduct from any wages or other sums owed to the Employee by the Company or such affiliate the amount of such debts or loans in repayment of all or any part thereof.

                  (c) RETURN OF PROPERTY. Upon the termination of this Agreement, and the Employee's employment hereunder, the Employee will, or in the event of the Employee's death the Employee's estate will, immediately return to the Company all written confidential and proprietary information referred to in paragraph 6(a) as well as all other property loaned or consigned to the Employee by the Company.

                  (d) EMPLOYEE RESIGNATION. If applicable, upon termination of this Agreement, the Employee shall immediately resign as an officer and, if the case may be, director of the Company.

         6.       INTELLECTUAL    PROPERTY,    CONFIDENTIAL    INFORMATION   AND
COMPETITION BY THE EMPLOYEE.

                  (a) INTELLECTUAL PROPERTY AND CONFIDENTIAL INFORMATION. The terms and conditions of the Employee Intellectual Property and Confidential
Information   Agreement,   including  its  Schedules

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

appropriately completed (together, the "IP Agreement"), are attached as EXHIBIT B and are hereby incorporated into this Agreement as if written herein verbatim.

                  (b) SPECIAL EMPLOYEE COVENANTS. Because the Employee will have access to and possesses Confidential Information, as defined in the IP Agreement, including detailed customer lists and information relating to the operations and business requirements of those customers, the Employee is willing to enter into the covenants described in this paragraph 6(b) in order to provide the Company with what the Employee considers to be reasonable protection of the Company's interests. For the period from the Effective Date to and, if this Agreement is terminated by the Employee without Good Reason, until the first anniversary of the date of Employee's termination from employment, the Employee shall not, directly or indirectly:

                           (1) enter into or engage in the manufacture,  sale or
distribution of, or assist in any way any business competitive with the business of the Company in the manufacture, sale or distribution of, Competitive Products (as defined below) either on the Employee's own account, or as a partner or joint venturer, or as an employee, agent, consultant or salesman for any individual or other entity, or as an officer, director, or stockholder of a corporation, or as a lender, or otherwise, within the United States of America or within any foreign country in which the Company actually competes or in which the Company has during the Term adopted plans to compete, of which Employee had actual knowledge; PROVIDED THAT, the ownership, in the aggregate, of less than 1% of the outstanding shares of capital stock of any corporation with one or more classes of its capital stock listed on a national securities exchange or publicly traded in the over-the-counter market shall not, by itself, constitute a violation of this paragraph 6(b)(1). For purposes of this paragraph 6(b)(1), the term "Competitive Products" shall mean any and all products that are the same as, or which are competitive with, products that were under development, manufactured or sold by the Company during the two-year period immediately preceding the termination of the Employee's employment.

                           (2) employ, solicit for employment or cause or assist
any person or other entity to employ or solicit for employment, any of the present or future employees or agents of the Company, or (ii) solicit or induce the customers of the Company to withdraw, curtail or cancel its business with the Company.

Nothing in this paragraph 6(b) shall be deemed (i) to limit, or to relieve the Employee from, legal duties owed by the Employee to the Company after termination of employment, including fiduciary duties, duties of loyalty, or other requirements of law applicable to the Employee as a result of the Employee's employment, directorship, officership or otherwise, or (ii) to limit, or to relieve the Employee from, the Employee's obligations under this Agreement or under law relating to Intellectual Property of the Company.

                  (c) COVENANTS SEVERABLE. The covenants contained in paragraph 6(b) are intended to be separate and severable and enforceable as such.

                  (d) COVENANTS REASONABLE. The parties agree and acknowledge that the duration, scope and geographic area of the covenants described in paragraph 6(b) are fair, reasonable and necessary in order to protect the goodwill and other legitimate interests of the Company, that adequate consideration has been provided to the Employee by and under this Agreement for such obligations and that such obligations do not prevent the Employee from earning a livelihood. If, however, for any reason any court of competent jurisdiction (the "Court") determines that the provisions of paragraph 6(b) pertaining to duration, scope and/or geographic area are too broad or otherwise unreasonable (together, such provisions being hereinafter referred to as "Restrictions"), such Restrictions shall be interpreted, modified or rewritten to include the maximum Restrictions as are valid and enforceable under applicable law. The Court is hereby requested and authorized by the parties to revise the Restrictions to include the maximum Restrictions allowed under applicable law and the Restrictions as so revised shall be binding upon the Employee. If the Court determines that the Restrictions should not be enforced for want of consideration, the Company may, at its option, provide the Base Salary to the Employee for the period from the date of the Employee's termination until the first anniversary of the Employee's termination from employment to support the Restrictions.

                  (e) SPECIFIC PERFORMANCE. In the event of breach of any of the Employee's obligations under this paragraph 6, the Company shall have the right to have such obligation specifically enforced by a court of competent jurisdiction, including, without limitation, the right to entry of restraining orders and injunctions, whether preliminary, mandatory, temporary, or permanent, against a violation, threatened or actual, and whether or not continuing, of such obligation, without the necessity of showing any particular injury or damage, and without the posting of any bond or other security, it being acknowledged and agreed that any such breach or threatened breach would cause immediate and irreparable injury to the Company and that money damages alone would not provide an adequate remedy. The reasonable attorneys' fees and court costs of the prevailing party in any such proceeding shall be borne by the other party. A "prevailing party" shall be deemed to be a party that prevails on all substantive issues. In the absence of a prevailing party, each party shall bear its own costs if the Court has not otherwise ordered.

         7.       EMPLOYEE'S REPRESENTATIONS; MISCELLANEOUS PROVISIONS.

                  (a) REPRESENTATION.  The Employee represents and warrants that
(i) the Employee is not under any duty or obligation, including a covenant not to compete, that would interfere with the performance of the Employee's duties under this Agreement or would be beached by such performance, and (ii) the performance of the Employee's duties hereunder will not conflict with any obligation or undertaking of the Employee, legal, fiduciary or otherwise. These representations shall survive the termination of this Agreement.

                  (b) MISCELLANEOUS. This is a contract for unique personal services. Neither this Agreement nor any right or obligation arising hereunder may be assigned by the Employee without the prior written consent of the Company, and any purported assignment without such consent shall be null and void. Otherwise, this Agreement shall be binding upon and inure to the benefit of the respective successors and permitted assigns of the parties. This Agreement contains the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements, representations, warranties and understandings, either oral or written, between the parties with respect thereto, except for rights of the parties under benefit plans, arrangements and schemes between the Company and the Employer in place on the Effective Date relating to the employment relationship between the parties. This Agreement may not be amended or modified except by a writing signed by each of the parties hereto and delivered to the other party. The captions set forth in this Agreement are for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever in this Agreement the words "include" or "including" are used, they shall be deemed to mean "include, without limitation," and "including, without limitation," respectively. References in this Agreement to paragraphs are references to paragraphs of this Agreement and in all cases shall include all subparagraphs under such paragraphs. This Agreement has been the subject of negotiation and, accordingly, no presumption or burden of proof will arise with respect to any ambiguity or question of intent concerning this Agreement favoring or disfavoring any party to this Agreement by virtue of the authorship of any provision of this Agreement. The provisions of this Agreement may be waived only by a written instrument signed by the party so waiving. All notices required or permitted

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

under this Agreement shall be in writing and shall be delivered by hand, sent by first-class, certified mail, postage and fees prepaid or sent by recognized overnight delivery service, addressed as follows:

         (i) If to  the  Company:   Catcher,  Inc.
                                    1165 Via Vera  Cruz
                                    San  Marcos,  CA 92069

                  Copy to: Piliero Goldstein Kogan & Miller, LLP 10 East 53rd Street
                                    New York, New York 10021
                                    Attention: Robert D. Piliero

         (ii) If to the Employee: To the address set forth in the first paragraph of this Agreement unless and until notice of another or different address shall be given as provided in this paragraph 7. Notices shall be effective upon delivery if hand delivered or delivered by recognized overnight delivery service and upon the third day after mailing if sent by certified mail. In the event any provision of this Agreement shall finally be determined to be unlawful or unenforceable, such provision shall be deemed to be severed from this Agreement and every other provision of this Agreement shall remain in full force and effect. This
Agreement shall be governed by, and construed in accordance with, the laws of the State of California without regard to principles of conflicts of law. Except as required to enforce specific performance rights described under paragraph 6(e), the parties hereby irrevocably consent to the personal jurisdiction of the United States District Court for the Southern District of California, or if such court lacks subject matter jurisdiction, to the exclusive jurisdiction of the State Courts of the State of California located in San Diego for all purposes permitted by this Agreement. The parties hereby expressly waive any and all claims and defenses either may have in respect to any proceeding in such court based on alleged lack of personal jurisdiction, improper venue or inconvenient forum, or any similar defense, to the maximum extent permitted by law. The obligations and representations of the parties that expressly survive the expiration or termination of this Agreement, or which, by their nature are intended to survive such expiration or termination, shall so survive in accordance with their terms or as is required to give effect to such intention, respectively.

         IN WITNESS WHEREOF, the Parties have signed this Agreement effective as of the day and year first above written.

CATCHER, INC.                               JOHN SUTTON

By:
    -----------------------------           ----------------------------
Its Authorized Representative               Individually

                                                                       EXHIBIT A
                                                         TO EMPLOYMENT AGREEMENT
                                                           BETWEEN CATCHER, INC.
                                                                 AND JOHN SUTTON


                                  CATCHER, INC.
                        FOUNDER'S SUBSCRIPTION AGREEMENT


THE SHARES OF CATCHER, INC. HAVE NOT BEEN REGISTERED, QUALIFIED, APPROVED OR DISAPPROVED UNDER ANY FEDERAL OR STATE SECURITIES LAWS, NOR HAS THE UNITED
STATES SECURITIES AND EXCHANGE COMMISSION OR ANY OTHER FEDERAL OR STATE REGULATORY AUTHORITY PASSED ON OR ENDORSED THE MERITS OF THE OFFERING OF THE SHARES. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL. THE SHARES MAY NOT BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF BY AN INVESTOR UNLESS THE SHARES HAVE BEEN REGISTERED, OR UNLESS THE PROPOSED SALE, TRANSFER OR DISPOSITION IS EXEMPT FROM REGISTRATION. THERE IS NO OBLIGATION OF THE ISSUER TO REGISTER THE SHARES UNDER ANY SUCH LAWS. ACCORDINGLY, A PURCHASER OF SHARES MUST BE PREPARED TO BEAR THE ECONOMIC RISK OF THE INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

FOR TEXAS RESIDENTS. THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE TEXAS SECURITIES ACT, BY REASON OF SPECIFIC EXEMPTIONS THEREUNDER RELATING TO THE LIMITED AVAILABILITY OF THE OFFERING. THESE SECURITIES CANNOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF TO ANY PERSON OR ENTITY UNLESS SUBSEQUENTLY REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE TEXAS SECURITIES ACT, IF SUCH REGISTRATION IS REQUIRED, OR UNLESS AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.


                                              Dated as of April __, 2005

Gentlemen:

                  The undersigned (the "Subscriber") is executing and delivering this Agreement in connection with the subscription by the undersigned for shares of common stock, par value $.001 per share, of Catcher, Inc., a Delaware corporation (the "Company" or the "Corporation"). The undersigned understands that the Corporation is contemplating, among other transactions and events, a private placement of its equity securities to certain private investors (the "Private Investment") followed immediately by an acquisition of all of the capital stock of the Corporation by a public "shell" corporation ("Pubco") pursuant to which the capital stock of the Corporation shall be exchanged for the capital stock of Pubco so that the Corporation shall become a wholly-owned subsidiary of Pubco (the "Public Transaction" and together with the Private Investment, the "Transactions"). Further, the undersigned understands that the Corporation is relying upon the accuracy and completeness of the information contained herein in complying with its obligations under federal and state securities laws and in considering whether or not to accept the subscription of the undersigned.

         The undersigned hereby irrevocably agrees, represents and warrants with, to and for the benefit of the Corporation as follows:

         1.       SUBSCRIPTION AND CONDITION SUBSEQUENT.

         (a) Subject to the terms and conditions of this Agreement, the undersigned hereby subscribes for 17,325.5 shares of the Corporation's common stock (the "Shares") at a purchase price of $.001 per share (the "Purchase Price"). The undersigned tenders herewith a check payable to Catcher, Inc. in the full amount of the Purchase Price.

         (b) The parties to the Transactions contemplate that this Agreement shall have been executed and delivered prior to the closing of the Transactions. However, if the Transactions are not closed, and all documents to be executed and delivered pursuant to the terms of the Transactions are not executed and delivered, the Corporation shall have the right to repurchase from the Subscriber and, in that event, upon written notice to the Subscriber and the tender by the Company of the Purchase Price to the Subscriber, the Subscriber shall sell immediately sell the Stock to the Company.

         (c) The undersigned is delivering herewith two signed copies of this Agreement.

         2. ACCEPTANCE. The undersigned understands and agrees that the Corporation has full right to accept or reject this subscription, in whole or in part. Upon acceptance of a subscription by the Corporation, one copy of this Agreement, signed by the undersigned and, to indicate acceptance, by the Corporation, shall be returned to the undersigned by the Corporation.

         3.       REPRESENTATIONS AND WARRANTIES.

         (a) Set forth below is the true and correct address of the undersigned's residence or principal place of business. The only jurisdiction in which an offer to sell Shares was made to the undersigned is the jurisdiction in which such residence or principal place of business is situated. The undersigned has no present intention of becoming a resident of (or moving its principal place of business to) any other state or jurisdiction.

         (b) The undersigned understands that the Shares have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or under the laws of any other jurisdiction, and that the Corporation does not contemplate and is under no obligation so to register the Shares. The undersigned understands and agrees that the Shares must be held indefinitely unless they are subsequently registered under the Securities Act and, where required, under the laws of other jurisdictions or unless an exemption from registration is available. The undersigned recognizes that there will be no established trading market for the Shares and it is extremely unlikely that any public market for the Shares will develop.

         (c) The Shares for which the undersigned hereby subscribes is being acquired solely for the undersigned's own account for investment and are not being purchased with a view to or for resale, distribution or other disposition, and the undersigned has no present plans to enter into any contract, undertaking, agreement or arrangement for any such resale, distribution or other disposition, except simultaneously to Pubco in the Public Transaction.

         (d) The undersigned understands, acknowledges, agrees and is aware that:

                  (i) no federal or state  agency has passed  upon the Shares or
         made  any  finding  or   determination  as  to  the  fairness  of  this
         investment;

                  (ii) the Shares are speculative investments which involve a high degree of risk, including the risk that the undersigned might lose its entire investment in the Corporation; and

                  (iii) any federal income tax benefits which may be available to the undersigned may be lost through adoption of new laws, amendments to existing laws or regulations, or changes in the interpretation of existing laws and regulations;

         (e) In connection with the undersigned's investment in the Corporation, the undersigned has obtained the advice of the undersigned's own investment advisors, counsel and accountants ("advisors").

         (f) The undersigned and the undersigned's advisors have been furnished all materials relating to the Corporation and the offering of Shares and the Public Transaction (the "Offering") which the undersigned and the undersigned's advisors have requested, including without limitation any private placement memorandum furnished to the private investors in the Private Transaction. The undersigned and the undersigned's advisors have been afforded the opportunity to ask questions of the Corporation concerning the terms and conditions of the Offering and to obtain any additional information.

         (g) The Corporation has answered all inquiries that the undersigned and the undersigned's advisors have made concerning the Corporation or any other matters relating to the creation and operations of the Corporation and the terms and conditions of the Offering.

         (h) At no time was the undersigned presented with or solicited by any leaflet, public promotional meeting, newspaper or magazine article, radio or television advertisement or any other form of general advertising or general solicitation.

         (i) The undersigned has the financial ability to bear the economic risk of the undersigned's investment in the Corporation and has adequate net worth and means of providing for the undersigned's current needs and contingencies to sustain a complete loss of the undersigned's investment and has no need for liquidity in the undersigned's investment in the Corporation.

         (j) The Subscriber hereby represents that the Subscriber, either by reason of the Subscriber's business or financial experience or the business or
financial   experience  of  theSubscriber's   professional
advisors (who are unaffiliated with and not compensated by the Company or any affiliate or selling agent of the Company, directly or indirectly), has the capacity to protect the Subscriber's own interests in connection with the transaction contemplated hereby.

         (k) The Subscriber represents that the Subscriber is an "accredited investor" as such term is defined in Rule 501 of Regulation D ("Regulation D") promulgated under the Securities Act, as indicated by the Subscriber's responses to the questions contained in Section 11 hereof, and that the Subscriber is able to bear the economic risk of an investment in the Shares.

         (l) The Subscriber represents that (i) the Subscriber was contacted regarding the sale of the Shares by the Company (or an authorized agent or representative thereof) with whom the Subscriber had a prior substantial pre-existing relationship and (ii) no Stock was offered or sold to it by means of any form of general solicitation or general advertising, and in connection therewith, the Subscriber did not (A) receive or review any advertisement, article, notice or other communication published in a newspaper or magazine or similar media or broadcast over television or radio, whether closed circuit, or generally available; or (B) attend any seminar meeting or industry investor conference whose attendees were invited by any general solicitation or general advertising.

         (m) The Subscriber hereby acknowledges that the Offering has not been reviewed by the United States Securities and Exchange Commission (the "SEC") nor any state regulatory authority since the Offering is intended to be exempt from the registration requirements of Section 5 of the Securities Act pursuant to Regulation D promulgated thereunder. The Subscriber understands that the Shares have not been registered under the Securities Act or under any state securities or "blue sky" laws and agrees not to sell, pledge, assign or otherwise transfer or dispose of the Shares unless they are registered under the Securities Act and under any applicable state securities or "blue sky" laws or unless an exemption from such registration is available.

         (n) The Subscriber understands that there is no public market for the Shares and that no market may develop for any of such Shares. The Subscriber understands that even if a public market develops for such Shares, Rule 144 ("Rule 144") promulgated under the Securities Act requires for non-affiliates, among other conditions, a one-year holding period prior to the resale (in limited amounts) of securities acquired in a non-public offering without having to satisfy the registration requirements under the Securities Act. The Subscriber understands and hereby acknowledges that the Company is under no obligation to register any of the Shares under the Securities Act or any state securities or "blue sky" laws.

         (o) The Subscriber consents to the placement of a legend on any certificate or other document evidencing the Shares that such Shares have not been registered under the Securities Act or any state securities or "blue sky" laws and setting forth or referring to the restrictions on transferability and sale thereof contained in this Agreement. The Subscriber is aware that the Company will make a notation in its appropriate records with respect to the restrictions on the transferability of such Shares. The legend to be placed on each certificate shall be in form substantially similar to the following:

           "THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "ACT")

             OR ANY STATE SECURITIES OR "BLUE SKY LAWS," AND MAY NOT
               BE OFFERED, SOLD, TRANSFERRED, ASSIGNED, PLEDGED OR
           HYPOTHECATED ABSENT AN EFFECTIVE REGISTRATION THEREOF UNDER
           SUCH ACT OR COMPLIANCE WITH RULE 144 PROMULGATED UNDER SUCH
         ACT, OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL,
          REASONABLY SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT
                       SUCH REGISTRATION IS NOT REQUIRED."

         (p) The Subscriber represents that the Subscriber has full power and authority (corporate, statutory and otherwise) to execute and deliver this Agreement and to purchase the Shares. This Agreement constitutes the legal, valid and binding obligation of the Subscriber, enforceable against the Subscriber in accordance with its terms.

         (q) If the Subscriber is a corporation, partnership, limited liability company, trust, employee benefit plan, individual retirement account, Keogh Plan, or other tax-exempt entity, it is authorized and qualified to invest in the Company and the person signing this Agreement on behalf of such entity has been duly authorized by such entity to do so.

         (r) The Subscriber acknowledges that at such time, if ever, as the Shares are registered under the Securities Act, sales of the Shares will be subject to state securities laws.

         4. COVENANT TO UPDATE INFORMATION. The undersigned covenants to advise the Corporation by telephone and in writing if any representation and warranty contained herein becomes untrue.

         5. AGREEMENT WITH RESPECT TO RESALE. The undersigned agrees that no Shares will be resold without registration under the 1933 Act, and, where required, under the laws of other jurisdictions, or availability of an exemption therefrom.

         6.       REQUIRED  SALE. In  connection  with the  consummation  of the
Transactions, Subscriber shall be obligated (which obligation shall be enforceable by the Corporation) to vote the Shares (to the extent necessary or required) in favor of the Transactions, execute and deliver a Stock Exchange Agreement (which such Stock Exchange Agreement is accompanied by a Registration Rights Agreement) for the purchase of the Shares from Subscriber by Pubco in exchange for capital stock of Pubco in form and substance satisfactory to the Corporation, and otherwise to take all necessary action and deliver all necessary documents to cause the Corporation and the stockholders of the Corporation to consummate the Transactions.

         7. INDEMNIFICATION. The undersigned acknowledges that the undersigned understands the meaning and legal consequences of the representations and warranties contained in this Agreement and agrees to indemnify and hold harmless the Corporation and its affiliates, employees, officers and agents and each other Subscriber from and against any and all loss, damage, liability or expense, including, without limitation, legal fees, due to or arising out of a breach of any representation or warranty of the undersigned contained in any document furnished by the undersigned in connection with the offering and sale of the Shares, or failure by the undersigned to comply with any covenant or agreement by the undersigned herein or in any other document furnished by the undersigned to any of the foregoing in connection with this transaction.

         8. ASSIGNMENT. This Agreement may not be assigned or transferred by either party without the consent of the other party and any purported assignment or transfer without such consent shall be null and void.

         9. AMENDMENT AND WAIVER. This Agreement may be amended or modified only by an instrument signed by the undersigned and the Corporation. A waiver of any provision of this Agreement must be in writing, designated as such, and signed by the party against whom enforcement of that waiver is sought. The waiver by a party of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent or other breach thereof.

         10. BINDING EFFECT. Except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of the undersigned and the Corporation and their respective heirs, executors administrators, successors, legal representatives and assigns. If the undersigned shall be joint and several, then the representations and warranties herein contained shall be deemed to be made by and be binding upon each such person and such person's heirs, executors, administrators, legatees, devisees, permitted assigns, legal representatives and successors.

         11.      INVESTOR QUESTIONNAIRE

         11.1. The Subscriber represents and warrants that he, she or it comes within one category marked below, and that for any category marked, he, she or it has truthfully set forth, where applicable, the factual basis or reason the Subscriber comes within that category. ALL INFORMATION IN RESPONSE TO THIS SECTION WILL BE KEPT STRICTLY CONFIDENTIAL. The undersigned agrees to furnish any additional information which the Company deems necessary in order to verify the answers set forth below.

Category A __     The   undersigned   is  an  individual   (not  a  partnership,
                  corporation, etc.) whose individual net worth, or joint net worth with his or her spouse, presently exceeds $1,000,000.

                  Explanation: In calculating net worth you may include equity in personal property and real estate, including your principal residence, cash, short-term investments, stock and securities. Equity in personal property and real estate should be based on the fair market value of such property less debt secured by such property.

Category B __     The   undersigned   is  an  individual   (not  a  partnership,
                  corporation, etc.) who had an income in excess of $200,000 in each of the two most recent years, or joint income with his or her spouse in excess of $300,000 in each of those years (in each case including foreign income, tax exempt income and full amount of capital gains and losses but excluding any income of other family members and any unrealized capital appreciation) and has a reasonable expectation of reaching the same income level in the current year.

Category C __     The  undersigned  is a director  or  executive  officer of the
                  Company which is issuing and selling the Shares.

Category D __     The  undersigned  is a bank;  a savings and loan  association;
                  insurance registered  investment company;  registered business development  company;  led small business  investment
                  company  ("SBIC");  or  employee  benefit  plan the meaning of
                  Title 1 of ERISA and (a) the investment  decision is made by a plan  fiduciary  which  is  either  a bank,  savings  and loan
                  association,   insurance  company  or  registered   investment
                  advisor, or (b) the plan has total assets in excess of $5,000,000 or (c) is a self directed plan with investment decisions to be made solely by persons that are accredited investors, describe (entity)

Category E __     The undersigned is a private business  development  company as defined in section 202(a)(22) of the Investment Advisors Act of 1940. (describe entity)

Category F __     The   undersigned  is  either  a   corporation,   partnership,
                  Massachusetts  business  trust,  or  non-profit   organization
                  within  the  meaning  of  Section  501(c)(3)  of the  Internal
                  Revenue Code, in each case not formed for the specific purpose of acquiring the Common Stock and with total assets in excess of $5,000,000. (describe entity)

Category G__      The  undersigned  is a trust  with  total  assets in excess of
                  $5,000,000,  not formed for the specific  purpose of acquiring
                  the   Securities,   where  the   purchase  is  directed  by  a
                  "sophisticated    investor"    as   defined   in    Regulation
                  506(b)(2)(ii) under the Act.

Category H__      The undersigned is an entity (other than a trust) in which all of the equity owners are "accredited investors" within one or more of the above categories. If relying upon this Category alone, each equity owner must complete a separate copy of this Agreement. (describe entity)

Category I __     The undersigned is not within any of the categories  above and is therefore not an accredited investor.

                  The undersigned agrees that the undersigned will notify the Company in the event that the representations and warranties in this Agreement shall cease to be true, accurate and complete.

         11.2.    SUITABILITY (please answer each question)

(a) For an individual Subscriber, please describe your current employment, including the company by which you are employed and its principal business:

(b) For an individual Subscriber, please describe any college or graduate degrees held by you:

(c)      For all Subscribers, please list types of prior investments:

(d) For all Subscribers, please state whether you have participated in other PRIVATE PLACEMENTS before:

                               YES                        NO


(e) If your answer to question (d) above was "YES", please indicate frequency of such prior participation in PRIVATE PLACEMENTS of:

                      Public       Private       Public or Private VoIP or other
                      Companies    Companies     Communications Companies
                      ---------------------------------------------------
   Frequently
   Occasionally
   Never

(f) For individual Subscribers, do you expect your current level of income to significantly decrease in the foreseeable future:

                               YES                         NO

(g) For trust, corporate, partnership and other institutional Subscribers, do you expect your total assets to significantly decrease in the foreseeable future:

                               YES                         NO

(h) For all Subscribers, do you have any other investments or contingent liabilities which you reasonably anticipate could cause you to need sudden cash requirements in excess of cash readily available to you:

                               YES                         NO

(i) For all Subscribers, are you familiar with the risk aspects and the non-liquidity of investments such as the securities for which you seek to subscribe?

                               YES                         NO

(j) For all Subscribers, do you understand that there is no guarantee of financial return on this investment and that you run the risk of losing your entire investment?

                               YES                         NO

         11.3.    MANNER IN WHICH TITLE IS TO BE HELD, (circle one)

                  (a) Individual Ownership

                  (b) Community Property


                  (c) Joint Tenant with Right of Survivorship (both parties must sign)

                  (d) Partnership*

                  (e) Tenants in Common

                  (f) Company*

                  (g) Trust*

                  (h) Other*

                  *If Securities are being subscribed for by an entity, the attached Certificate of Signatory must also be completed.

         11.4.    NASD AFFILIATION.

Are you affiliated or associated with an NASD member firm (please check one):

                               YES                         NO

If Yes, please describe:

*If Subscriber is a Registered Representative with an NASD member firm, have the following acknowledgment signed by the appropriate party:

The undersigned NASD member firm acknowledges  receipt of the notice required by
Article 3, Sections 28(a) and (b) of the Rules of Fair Practice.

Name of NASD Member Firm


By:
    ---------------------------------------
Authorized Officer

Date:
      -------------------------------------

         11.4 The undersigned is informed of the significance to the Company of the foregoing representations and answers contained in the Confidential Investor Questionnaire contained in this Section 11 and such answers have been provided under the assumption that the Company will rely on them.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement as of the __ day of April 2005.


    JOHN SUTTON
-----------------------------------
Print Name of Individual


-----------------------------------
Signature of Individual

Legal Residence of Individual:




-----------------------------------
Number and Street


-----------------------------------
City, State, Zip Code


-----------------------------------
Social Security Number


Accepted By:

CATCHER, INC.



By:
    ---------------------------------------

Title:
      -------------------------------------

                                                                       EXHIBIT B
                                                         TO EMPLOYMENT AGREEMENT
                                                           BETWEEN CATCHER, INC.
                                                                 AND JOHN SUTTON

                         EMPLOYEE AGREEMENT RELATING TO

                    INTELLECTUAL PROPERTY AND CONFIDENTIALITY

                  THIS AGREEMENT is between Catcher, Inc. ("Catcher") and the person named in the signature block at the end of this Agreement (referred to in this Agreement as "you" or "your").

                  In consideration of your employment by Catcher, or if you are an employee of Catcher at the time you sign this Agreement, your continued employment, and your regular compensation for as long as you remain an employee of Catcher, you acknowledge, represent and agree to the following:

                  I. CATCHER'S CONFIDENTIAL INFORMATION.

                           1.1.     You  acknowledge  that as  a  result of your
employment by Catcher, you will gain access to and knowledge of confidential, proprietary and/or trade secret information of Catcher regarding financial, planning, manufacturing and customer matters, technological data, methods, and processes, as well as other proprietary and confidential information, both oral and written (collectively referred to in this Agreement as "Confidential Information"). You further acknowledge that all Confidential Information is the exclusive property of Catcher and that disclosure of Confidential Information would cause Catcher to suffer serious competitive disadvantage as well as immediate and irreparable injury and damages. Accordingly, you will not, either during your employment by Catcher, or at any time thereafter, use for any purpose (other than for the benefit of Catcher during your employment) or disclose to any person, firm or entity any Confidential Information unless required by law in which case the Employee shall give prompt notice to Catcher.

                           1.2.     Without  limiting  the  generality  of   the
foregoing, you will not download or copy any Confidential Information into any computer or media not owned by Catcher and permanently located on Catcher's premises unless authorized by Catcher to do so in writing.

                           1.3.     Confidential  Information  does not  include
any information that is or becomes generally available to the public, other than as a result of disclosure by or through you inadvertently or on purpose.

                           1.4.     You shall  not  without  the  prior  written
consent of the President and Chief Executive Officer of Catcher either directly or indirectly publish any opinion, fact or material or deliver any lecture or address or participate in the making of any film, radio broadcast or television transmission or communicate with any representative of the media or any third party relating to the business or affairs of Catcher or to any of its officers, employees, customers/clients, suppliers, distributors, agents or shareholders or to the development or exploitation of the Company's Intellectual Property (defined below). For the purpose of this paragraph, "media" shall include television (terrestrial, satellite and cable) radio, newspapers and other journalistic publications.

                  II. INVENTIONS AND OTHER INTELLECTUAL PROPERTY. The following paragraphs 2.1 through 2.5 shall apply to works of authorship (which shall be deemed to be "works for hire"), copyrightable material, inventions, improvements and discoveries (whether patentable or not), trademarks, trade dress or other intellectual property that has been or will be made, conceived or generated by you during your employment by Catcher, whether or not made, conceived or generated within the course of your employment or wholly or partially on your own time, relating in any way to the business of Catcher, or resulting directly or indirectly from your employment by Catcher (collectively referred to as "Intellectual Property"). In no event shall Intellectual Property include any intellectual property that you develop entirely within your own time WITHOUT using Catcher's equipment, supplies, facilities or trade secret information unless such intellectual property either (1) relates at the time of conception or reduction to practice to Catcher's business or to Catcher's actual or demonstrable research or development, or (2) results from any work performed by you for Catcher. Catcher shall have the right to require disclosure by you in confidence of all Intellectual Property made, conceived or generated by you, solely or jointly with others, during your employment by Catcher, to determine whether or not such intellectual property is Intellectual Property covered by this Agreement.

                           2.1.     OWNERSHIP OF INTELLECTUAL PROPERTY.

                                    2.1.1. All Intellectual Property (including,
without limitation, works of authorship to which the "works for hire" doctrine is found inapplicable) and all rights therein, will be and are hereby deemed to be, assigned and transferred by this Agreement to Catcher, its successors and assigns (including any third party assignee of Catcher pursuant to the terms of a license). Catcher, its successors and assigns will have the exclusive right to obtain copyright, patent and/or trademark registrations or other protection of the Intellectual Property (including, without limitation, maintaining such Intellectual Property as trade secrets) in Catcher's own name, or in the names of Catcher's successors or assigns, as inventor, author and/or owner, and to secure any renewals and extensions of such protection, throughout the world. If Catcher chooses to maintain any part or all of the Intellectual Property as a trade secret, Catcher shall so inform you and you will maintain such Intellectual Property as Confidential Information in accordance with paragraph 1, above.

                                    2.1.2.   You  hereby  acknowledge  that  you
retain no rights whatsoever with respect to Intellectual Property, including, without limitation, any rights to reproduce such Intellectual Property, or to make, have made, use and/or sell products based upon Intellectual Property, or otherwise to prepare derivatives thereof, or to file patent, copyright or trademark applications with respect thereto, or to distribute copies of any Intellectual Property in any manner whatsoever, or to exhibit, use or display any such Intellectual Property publicly or otherwise, or to license or assign to any third party the right to do any of the foregoing.

                           2.2.     FILINGS   AND  OTHER   ASSISTANCE.   Without
further remuneration (except for out-of-pocket expenses), you will execute and deliver any document and give any assistance as may be reasonably requested by Catcher to effect the ownership rights provided in this Agreement or otherwise to further the purposes of this paragraph 2.

                           2.3.     PROTECTING  CATCHER  INTELLECTUAL  PROPERTY.
You will follow the policies and procedures of Catcher issued from time to time with respect to Catcher's Intellectual Property.

                           2.4.     RETURN   OF    CATCHER    DOCUMENTS.    Upon
termination of your employment with Catcher (whether with or without cause or reason) you will immediately return to Catcher all copies of all written Confidential Information and all documents relating to or embodying any Intellectual Property, in your possession or control.

                           2.5.     YOUR INTELLECTUAL  PROPERTY. You acknowledge
that you have made no inventions, improvements or discoveries, whether or not patentable, and have generated no other intellectual property prior to the date of your employment, except:

                                    2.5.1.  None _____ [Employee's Initials];
                                    (IF  NONE,   INITIAL  ABOVE  AND  CROSS  OUT
SUBPARAGRAPH 2.5.2, BELOW);

                                    2.5.2.  the  inventions,   improvements  and
discoveries or other intellectual property listed on the attached Schedule 1 signed by you and by an officer of Catcher, a copy of which has been delivered to you together with this Agreement.

                  III. SPECIFIC RELIEF. In the event of breach by you of any of your obligations under paragraphs 1, 2 or 4.3 of this Agreement, Catcher shall have the right to have such obligation specifically enforced by a court of competent jurisdiction, including, without limitation, the right to entry of restraining orders and injunctions, whether preliminary, mandatory, temporary or permanent, against the violation, threatened or actual, and whether or not continuing, of such obligation, without the necessity of showing any particular injury or damage, and without the posting of any bond or other security, it being acknowledged and agreed that any such breach or threatened breach would cause immediate and irreparable injury to Catcher and that money damages alone would not provide an adequate remedy. In the event that Catcher commences legal action or seeks legal advice to enforce your obligations under paragraphs 1, 2 or 4.3 of this Agreement, and is the prevailing party therein, you shall be responsible for all costs related to such action or advice, including, without limitation, reasonable attorneys' fees.

                  IV. POST-EMPLOYMENT MATTERS.

                           4.1.     All of your obligations under this Agreement
that either expressly or by their nature survive the termination of your employment by Catcher in order for such obligations to have their intended effect, shall survive such termination.

                           4.2.     Upon   termination  of  your  employment  by
Catcher, you agree to participate in an "exit" interview with representatives of Catcher on Catcher's premises to discuss Intellectual Property matters and your continuing obligations under this Agreement; and

                           4.3.     After   termination   of   employment,   the
Employee shall not at any time thereafter make any untrue or misleading oral or written statement concerning the business and affairs of the Company or any affiliated company nor represent himself or permit himself to be held out as being in any way connected with or interested in the business of the Company or any affiliated company (except as a former employee for the purpose of complying with any applicable statutory requirements).

                   V. NO OTHER AGREEMENT. You acknowledge and represent that you are under no obligation to any other person, firm or entity which obligation would preclude, conflict with or be an impediment to your obligations under this Agreement.

                  VI. MISCELLANEOUS PROVISIONS. Neither this Agreement nor any right or obligation arising hereunder may be assigned by you without the prior written consent of Catcher, and any purported assignment without such consent shall be null and void. This Agreement shall be binding upon and inure to the benefit of the respective successors and permitted assigns of the parties. This Agreement contains the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements, representations, warranties and understandings, either oral or written, between the parties with respect thereto. This Agreement may not be amended or modified except by a writing signed by each of the parties hereto. The captions set forth in this Agreement are for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement. The provisions of this Agreement may be waived only by a written instrument executed by the party so waiving. In the event any provision of this Agreement shall finally be determined to be unlawful or unenforceable, such provision shall be deemed to be severed from this Agreement and every other provision of this Agreement shall remain in full force and effect. This Agreement shall be governed by, and construed in accordance with, the laws of the State of California without regard to principles of conflicts of law. The parties hereby irrevocably consent to the personal jurisdiction of the United States District Court for the Southern District of California, or if such court lacks subject matter jurisdiction, to the exclusive jurisdiction of the State Courts of the State of California located in San Diego for all purposes permitted by this Agreement. The parties hereby expressly waive any and all claims and defenses either may have in respect to any proceeding in such court based on alleged lack of personal jurisdiction, improper venue or inconvenient forum, or any similar defense, to the maximum extent permitted by law.

CATCHER, INC. (Employer)                         JOHN SUTTON (Employee)

 By:
    --------------------------------             -------------------------------
     Its Authorized Representative                Signature

Date:                                            Date:
     -------------------------------                  --------------------------

                                   SCHEDULE 1

The following is a list and non-confidential description of all inventions, improvements, discoveries and other intellectual property made or owned by the below-signed Employee prior to employment with Catcher, Inc.:(1)

1. Portable Handheld Security Device described in U.S. patent application 10/885,515 which application and the associated Intellectual Property is being assigned to Catcher, Inc. as part of the Transactions

2.


3.


4.


5.


6.


7.


8.


9.



            (Use as many additional Schedule 1 sheets as necessary.)

          Catcher, Inc.                         Employee

          By:                                   Name:
             ----------------------------            ---------------------------

          Date:                                 Signature:
               --------------------------                 ----------------------



---------------
(1) Please ask your supervisor to obtain help for you if you need assistance in completing this Exhibit.